(JEFFERSON FUNDS LOGO)

                                 ANNUAL REPORT
                                OCTOBER 31, 2001

JEFFERSON GROWTH & INCOME FUND PORTFOLIO

                                                               November 18, 2001

Dear Fellow Investors:

Enclosed is the Annual Report for the year ended October 31, 2001. Although this report covers the review of the Jefferson Growth & Income portfolio for the period ended October 31, 2001, the comments in this report are designed to reflect recent terrorist activities at the World Trade Center (WTC) and Washington DC and the implications of this for the market and our portfolio.

We have said we thought the U.S. economy is in recession. Thus, we have raised our cash positions and focused our portfolio investments on special situations that we believed were sustainable for Q3 and Q4. I think it is safe to consider the consumer as the last holdout as a result of what has happened. The compression which is occurring in some portions of the economy - in travel, airline traffic, and on the consumer spending side, will give the economy a chance to perform comparatively better during the second half of next year. The Fed has done the right thing to supply ample liquidity and they continue to cut rates. But, the broader market will demand a higher risk premium to attract buyers. This is reflected in the current market volatility.

Equity valuations still look high relative to earlier periods of crisis. During the Gulf War, U.S. stocks were valued at 10-12x earnings. Today they are priced at twice that level. In Q1, 1991, stocks were positioned to withstand additional shocks, should they come. Today, the equity market is in no position to withstand either an additional event shock or a protracted change in the financial environment. The market psychology has not yet embraced a new set of realities. We have gone to war, and the President is telling us it is going to be a long and protracted battle.

EARNINGS CONTINUE TO SLOW

The Federal Reserve continues to cut interest rates but the economy continues to slow. As we said last quarter, in the long run this will help to provide stimulus to a slowing economy, but will this be enough to prevent a slowing economy from becoming a recession? The first quarter Gross Domestic Product grew at an annual rate of less than 2%. This was much slower than the 4.8% growth logged in the first quarter of last year, but an improvement over the 0.1% growth of last quarter. Third quarter GDP is estimated to be less than 1%, but most forecasters are busy revising their estimates for the economy downward, leading to the likelihood that the third and fourth quarter will show a negative GDP growth rate.

The slowing economy continues to take its toll on corporate earnings. Analysts had been steadily decreasing the estimate of earnings for the S&P 500 for the fourth quarter of 2000. The quarter ended with operating earnings of $13.62, a decrease of 2% over 1999. At the current level of $12.20 for the first quarter of 2001, earnings growth continues to slow, with a drop of 11% when compared to the same quarter last year. We are now in the thick of the third quarter earnings season and the estimate for this quarter stands at $9.49, down a full 35% over the same quarter last year. This is an earnings collapse of dramatic proportions.

This drastic slowing of earnings has already led analysts to slash their 2001 earnings forecast on the S&P 500 by 14.5% to $49.25; a drop of 17.9% over the full year earnings of 2000. Given the data, it is apparent that earnings growth continues to decelerate on a sequential as well as a year-over-year basis. It's certain that earnings for the third quarter of 2001 will be negative when compared to the peak quarter of the same period last year. This will continue to stress stock valuations, which have come down but are still high by historic standards. In addition, it will create further widening of credit spreads in the corporate debt market, particularly in the junk bond market. The junk bond market was under pressure during the second half of 2000, as the default rate soared to an all time high level in spite of widespread economic growth. The collapse was led primarily in the telecom sector, which had built a large amount of capacity that remains largely unused thus causing prices for service to fall dramatically. This situation may create some opportunities in the junk bond sector, but it is too early to make a commitment to the sector.

In the face of lower profits, housing remains robust. Mortgage interest rates are at a ten-year low. Housing activity remains at a high level despite weakness in other parts of the economy. The National Association of Realtors say they do not expect the second half of the year to be as strong as the first half, but they do expect existing home sales to remain around 5 million units the rest of the year -- an "exceptionally" strong rate. The Association's chief economist says they're counting on the Fed to "continue its accommodative interest rate policy to keep housing strong."

In his semi-annual Humphry/Hawkins testimony, Alan Greenspan told the House of Representatives Financial Services Committee that the U.S. central bank has "moved a considerable distance'' to bolster growth already with six rate reductions this year. Together with a tax cut and cheaper energy costs, this should assist the economy as it tries to stage a recovery later in 2001. Mr. Greenspan went on to say he saw "signs that the bottom is beginning to structure itself'' and noted that economic data had recently turned mixed instead of unfailingly negative. "The period of sub-par economic performance, however, is not yet over, and we are not yet free of the risk that economic weakness will be greater than currently anticipated, and require further policy, said Mr. Greenspan. This accommodative Fed Policy has lent support to the general economy as housing and real estate remain strong. But, as one observer noted, "Greenspan is becoming a one trick pony, helplessly pushing the interest rate button - with no results." The Fed's message is clear -- they don't want a recession. The Fed's aggressive easing so far this year reduces the likelihood of a consumer-led recession, but watch consumer confidence in the coming months for confirmation.

Industrial production was a surprise on the upside for the first quarter, but continues to show weakness in the second and third quarters. A rebound in output of motor vehicles resulting from the zero financing incentive programs masked the real underlying weakness. Manufacturing output rose an unexpected 0.3%, but fell 0.1% -- ex autos. The manufacturing sector is in a recession, with output plunging at a 9.4% annual rate last quarter -- the steepest drop in a decade.

WHAT DOES THIS MEAN?

When you sift through all the data, there are two items which are keys to the prospects for stocks going forward: earnings and interest rates. The Fed, realizing that the economy is slowing dramatically, is being very accommodative when it comes to interest rates and liquidity. This is generally good for the valuation of stocks. Unfortunately, earnings are not cooperating. With earnings expectations continuing to fall, the valuations on many stocks continue to look high even when you consider the lower interest rate environment. In fact, our work suggests that stocks in general remain overvalued by about 20%. But again, as earnings expectations continue to decline, so too does the valuation on stocks.

In the past, the consumer has led the recovery of the economy in times of declining earnings. The consumer, attracted by favorable financing and lower prices happily spends and helps drive the economy out of recession. This time the consumer has several factors working to erode their confidence in the face of better interest rates and lower prices.

Consumers are also feeling less wealthy. The much discussed "wealth effect" is all but gone for the stock market investor. Most investors had a negative return in their portfolio last year. And, 2001 is not going well. As the third quarter ended, the major market indices were lower rather than higher on the year. The notion of day trading technology stocks rather than going to work has ended.

Finally, the job market is not looking as favorable as it did just a few short months ago. Unemployment has begun to rise as many companies have stopped hiring and are laying off workers. The market declines have also hurt the value of many of the stock options that were given in lieu of bigger paychecks -- this also has a negative effect on consumer confidence.

CONCLUSION

It will continue to be a difficult environment for stocks. Although the Fed is doing what they can to forestall a recession, lower corporate earnings and a cautious consumer are all working against the quick interest rate fix. Although we continue to selectively find opportunities in the market, it is hard to be positive about the outlook until the earnings outlook stabilizes and the consumer feels more confident.

On December 11, 2001, the Trustees of The Jefferson Fund Group Trust voted to terminate the Jefferson Growth & Income Fund. In accordance with the requirements of the Trust Instrument, the decision to terminate the Growth & Income Fund will be submitted to the shareholders of the Growth & Income Fund for approval at a meeting to be held in late January 2002. The Trustees also approved the suspension of sales of shares of the Growth & Income Fund.

In anticipation of the termination of the Growth & Income Fund, the Growth & Income Fund's investment adviser will sell the Growth & Income Fund's equity investments and purchase money market instruments with the sales proceeds.

Shareholders may continue to

   o  Redeem shares of the Growth & Income Fund

   o Exchange shares of the Growth & Income Fund for shares of the Jefferson REIT Fund

   o Exchange shares of the Growth & Income Fund for shares of First American Prime Obligations Fund, a money market mutual fund until the termination of the Growth & Income Fund.

Shareholders who have questions concerning the termination of the Growth & Income Fund should call either their financial advisor or 1-800-216-9785 or write to:

                    The Jefferson Fund Group Trust
                    c/o Firstar Mutual Fund Services, LLC
                    P.O. Box 701
                    Milwaukee, WI  53201-0701

Sincerely,
Jefferson Growth & Income Fund

/s/Richard P. Imperiale

Richard P. Imperiale
Chairman

JEFFERSON REIT FUND PORTFOLIO

                                                               December 14, 2001

Dear Jefferson REIT Fund Shareholder:

Year 2001 was another step forward for the Real Estate Investment Trust industry. In a time of market volatility and steeply declining values on the Dow and NASDAQ, REITs performed their valuable function as a diversifier of stock portfolios with low correlation to the broader market.

REITs did a good job of holding their value during the year and provided a positive total return through substantial, tax-advantaged dividend income.

REITs have become a more attractive asset class to institutions since two REITs -- Equity Office Properties (EOP) and Equity Residential (EQR) -- were added to the S&P 500. Currently, institutions represent 51% of REIT stockholders, with retail investors holding the remaining 49% of shares. Many index funds had to adjust their portfolios by purchasing large blocks of EOP and EQR in order to accurately track the composition of the S&P 500. This has been a defining moment in the REIT industry's evolution as an institutional-quality asset class. First-rate REITs are being properly identified as sophisticated operating companies, rather than the entrepreneurial, owner/operator firms of years past.

REIT stock performed well as a defense against the broader market in 2001, retaining most of the gains experienced in 1999 and 2000. For the fiscal year ending October 31, 2001 the Jefferson REIT Mutual Fund experienced a total return of 8%. REITs have become a vehicle of choice for many investors since the technology bubble burst in March of 2000. The main reason for this non-dedicated pool of cash has been a "flight to quality" as beat-up investors looked for safety and cash flow in the form of a solid dividend.

Currently, on average, it is our judgment that REITs across the board are trading at a 5% discount to their Net Asset Value. In our judgment, the current recession will result in a minor pullback for REITs from their current price levels. Going forward, we believe that the credit quality of each individual REIT will be an important factor in evaluating stocks for our fund. Although the Federal Reserve Bank may implement additional cuts in the near-term, we believe the general trend for interest rates going forward will be higher. Therefore, REITs carrying large amounts of adjustable, floating-rate debt are seriously exposed to major increases in interest expense. Also, since September 11th, property/casualty insurance costs have increased dramatically. Insurance expense will become an increasingly important item on our research checklist.

As noted earlier, we believe that many REIT stocks are already trading at above-average multiples. However, it is our view that specific sub-sectors within the REIT industry will provide attractive opportunities. Unlike prior recessions, supply and demand for commercial space were substantially in balance prior to the economic slowdown and most REITs were in good shape going into this recession.

Multifamily, one of the least volatile of all property sectors, is an area in which we will continue to invest. Apartment REITs have access to low-cost capital from quasi-governmental lenders -- FNMA and GNMA. And, in the next year 17 million young adults will be attending college, most of whom are apartment dwellers. We will, however, limit our exposure to apartment REITs with substantial numbers of units in Dallas and Atlanta. In our view, these markets are overbuilt and are gateway cities without high barriers to new construction.

The industrial sector is exposed to the poor economic climate. Companies can be expected to scale back their distribution facilities. Furthermore, it takes little time, compared to other real estate sectors, to build low-cost industrial properties, which increases the threat of over-supply. The office sector has been adversely affected by cutbacks by technology companies. We should see more of that in 2002, especially in the suburban market, with increasing vacancies.

The economic slowdown will have a negative effect on retail REITs, with the most pronounced effect on companies who own regional malls which rely heavily upon specialty retailers such as apparel stores. However, we feel that grocery-anchored shopping center REITs, and REITs anchored by discount/value retailers such as Wal-Mart, Target, Kohl's and the major home improvement chains will be resistant to the downturn.

If the economic recovery does come when expected in late 2002 to early 2003, we would like to be positioned in the hotel sector. For now, we will increase exposure to the limited service hotels in the expectation that business travelers will be cutting costs by staying in the least expensive quarters.

In the non-REIT portion of our portfolio we sell puts and calls against our mid to large cap securities. This enhances the income aspect of our portfolio. If we are called out of a position we simply deliver the stock and if we are "put to" we simply purchase the stock and establish a new portion of the position.

Jefferson REIT Fund is well-positioned to take advantage of the continuing development of the REIT industry, its acceptance among investors, and the specific opportunities we anticipate for 2002. Thank you for your support as we look forward to our first prosperous New Year together.

Sincerely,

/s/William A. Rassano

William A. Rassano
Portfolio Manager

GROWTH & INCOME FUND

        Date            Class A         Class A - No-Load       Russell 2000
        ----            -------         -----------------       ------------
        9/1/95           $9,450              $10,000              $10,000
      10/31/95           $9,488              $10,040               $9,723
      10/31/96          $10,588              $11,205              $11,337
      10/31/97          $12,236              $12,948              $14,662
      10/31/98          $11,378              $12,040              $12,926
      10/31/99          $12,616              $13,350              $14,848
      10/31/00          $13,991              $14,806              $17,433
      10/31/01          $11,414              $12,078              $14,998

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 2001 the Growth & Income Fund has chosen to use the Russell 2000 Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
AVERAGE ANNUAL RATE OF RETURN %   ONE YEAR   FIVE YEAR   SINCE INCEPTION 9/1/95
-------------------------------   --------   ---------   ----------------------
Jefferson Growth & Income
  Fund - Class A No-Load           -18.42%     1.51%             3.11%
Jefferson Growth & Income
  Fund - Class A*<F1>              -22.89      0.36              2.17
Russell 2000 Index**<F2>           -13.97      6.16              5.63

 *<F1>  Reflects maximum front-end sales charge of 5.50%.
**<F2> The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of small and medium size public companies.

REIT FUND

     Date           Class A         Class A - No-Load      NAREIT Equity Index
     ----           -------         -----------------      -------------------
     3/1/99          $9,450              $10,000                 $10,000
    4/30/99          $9,854              $10,428                 $10,900
    7/31/99          $9,637              $10,198                 $10,610
   10/31/99          $8,947               $9,467                  $9,830
    1/31/00          $9,082               $9,610                 $10,009
    4/30/00          $9,733              $10,299                 $10,901
    7/31/00         $11,003              $11,643                 $12,277
   10/31/00         $10,848              $11,479                 $11,628
    1/31/01         $11,389              $12,052                 $12,738
    4/30/01         $11,376              $12,038                 $12,958
    7/31/01         $11,851              $12,541                 $13,770
   10/31/01         $11,715              $12,397                 $13,290

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 2001 the REIT Fund has chosen to use the NAREIT Equity Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 2001
                       ----------------------------------
AVERAGE ANNUAL RATE OF RETURN %            ONE YEAR     SINCE INCEPTION 3/1/99
-------------------------------            --------     ----------------------
Jefferson REIT Fund - Class A No-Load        8.00%               8.37%
Jefferson REIT Fund - Class A*<F3>           2.05                6.11
NAREIT Equity Index**<F4>                   14.29               11.20

 *<F3>  Reflects maximum front-end sales charge of 5.50%.
**<F4> The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                        GROWTH &
                                                      INCOME FUND    REIT FUND
                                                      -----------    ---------
ASSETS:
   Investments, at current value
     (cost $3,991,915, $3,534,985)                     $3,969,385   $3,604,246
   Cash                                                       367       22,965
   Dividends receivable                                     1,500        5,277
   Interest receivable                                        944          545
   Receivable from Investment Adviser                      14,091       20,361
   Other assets                                             7,549        7,390
                                                       ----------   ----------
       Total Assets                                     3,993,836    3,660,784
                                                       ----------   ----------

LIABILITIES:
   Options written, at value
     (premiums received $47,510)                               --       43,705
   Payable for fund shares redeemed                         9,029          410
   Accrued expenses                                        55,865       53,999
                                                       ----------   ----------
       Total Liabilities                                   64,894       98,114
                                                       ----------   ----------
NET ASSETS                                             $3,928,942   $3,562,670
                                                       ----------   ----------
                                                       ----------   ----------

NET ASSETS CONSIST OF:
   Capital Stock                                       $4,420,692   $3,458,648
   Undistributed net investment income                         --       31,443
   Undistributed accumulated net realized
     loss on investments                                 (469,220)        (487)
   Unrealized net appreciation (depreciation)
     of investments                                       (22,530)      73,066
                                                       ----------   ----------
       Total Net Assets                                $3,928,942   $3,562,670
                                                       ----------   ----------
                                                       ----------   ----------

   Shares outstanding (unlimited number authorized)       404,891      324,548
   Net asset value and offering price per share        $     9.70   $    10.98
                                                       ----------   ----------
                                                       ----------   ----------
   Maximum offering price per share                    $    10.26   $    11.62
                                                       ----------   ----------
                                                       ----------   ----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS

                                        GROWTH & INCOME FUND      REIT FUND
                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          OCTOBER 31, 2001     OCTOBER 31, 2001
                                        --------------------  -----------------
INVESTMENT INCOME:
   Dividend income (net of foreign
     taxes of $133, and $49 respectively)   $    48,661            $135,709
   Interest income                               48,717              24,816
                                            -----------            --------
       Total investment income                   97,378             160,525
                                            -----------            --------

EXPENSES:
   Investment advisory fees                      26,491              14,165
   Administration fees                           19,929              19,951
   Shareholder servicing and accounting
     fees and expense                            39,775              34,497
   Distribution fees - Class A                   11,038               5,899
   Distribution fees - Class B                        6                  --
   Custody fees                                   4,666               4,548
   Federal and state registration fees            2,213               1,817
   Professional fees                             43,614              59,138
   Reports to shareholders                        3,354               5,028
   Trustees' fees and expenses                    4,503               4,680
   Miscellaneous                                  7,821               2,170
                                            -----------            --------
       Total expense before waiver
         and reimbursement                      163,410             151,893
       Less: Waiver of expenses and
         reimbursement from Adviser             (53,097)            (92,875)
                                            -----------            --------
       Net expenses                             110,313              59,018
                                            -----------            --------
NET INVESTMENT INCOME (LOSS):                   (12,935)            101,507
                                            -----------            --------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments              59,274              51,470
   Net change in unrealized appreciation
     (depreciation) on:
      Investments                            (1,001,980)            (65,555)
      Written options                                --               3,805
                                            -----------            --------
        Net loss on investments                (942,706)            (10,280)
                                            -----------            --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $  (955,641)           $ 91,227
                                            -----------            --------
                                            -----------            --------

                     See notes to the financial statements.

GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2000
                                           ----------------    ----------------
OPERATIONS:
   Net investment loss                        $  (12,935)         $  (30,796)
   Net realized gain (loss) on investments        59,274            (180,066)
   Change in unrealized appreciation
     (depreciation) on investments            (1,001,980)            706,800
                                              ----------          ----------
       Net increase (decrease) in net
         assets resulting from operations       (955,641)            495,938
                                              ----------          ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                   373,062           1,339,967
   Shares issued to holders in
     reinvestment of dividends                        --              50,241
   Shares redeemed                              (832,087)         (4,034,032)
                                              ----------          ----------
       Net decrease in net assets resulting
         from capital share transactions        (459,025)         (2,643,824)
                                              ----------          ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                         --              (6,839)
   From net realized gains                            --             (37,607)
                                              ----------          ----------
       Total distributions to
         Class A shareholders                         --             (44,446)
                                              ----------          ----------

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net realized gains                            --              (6,306)
                                              ----------          ----------
       Total distributions to
         Class B shareholders                         --              (6,306)
                                              ----------          ----------
TOTAL DECREASE IN NET ASSETS                  (1,414,666)         (2,198,638)

NET ASSETS:
   Beginning of year                           5,343,608           7,542,246
                                              ----------          ----------
   End of year                                $3,928,942          $5,343,608
                                              ----------          ----------
                                              ----------          ----------

                     See notes to the financial statements.

REIT FUND
STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2000
                                           ----------------    ----------------
OPERATIONS:
   Net investment income                      $  101,507          $   67,810
   Net realized gain (loss) on investments        51,470             (52,649)
   Change in unrealized appreciation
     (depreciation) on investments               (61,750)            260,674
                                              ----------          ----------
       Net increase in net assets
         resulting from operations                91,227             275,835
                                              ----------          ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                 2,427,572             783,312
   Shares issued to holders in
     reinvestment of dividends                    67,126              52,164
   Shares redeemed                              (338,036)           (793,257)
                                              ----------          ----------
       Net increase in net assets resulting
         From capital share transactions       2,156,662              42,219
                                              ----------          ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                    (89,527)            (58,093)
                                              ----------          ----------
       Total distributions to
         Class A shareholders                    (89,527)            (58,093)
                                              ----------          ----------

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                         --              (6,099)
                                              ----------          ----------
       Total distributions to
         Class B shareholders                         --              (6,099)
                                              ----------          ----------
TOTAL INCREASE IN NET ASSETS                   2,158,362             253,862

NET ASSETS:
   Beginning of year                           1,404,308           1,150,446
                                              ----------          ----------
   End of year (including undistributed
    net investment income of $0 and
     $31,443, respectively)                   $3,562,670          $1,404,308
                                              ----------          ----------
                                              ----------          ----------

                     See notes to the financial statements.

GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                   YEARS ENDED OCTOBER 31,
                                                               2001           2000           1999           1998           1997
                                                             -------------------------------------------------------------------
                                                             CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                             -------        -------        -------        -------        -------
PER SHARE DATA:
   Net asset value, beginning of year                         $11.89         $10.80         $10.40         $12.26         $10.91
   Income from investment operations:
   Net investment income (loss)                                (0.03)         (0.06)          0.25           0.32           0.29
   Net realized and unrealized
     gains (losses) on securities                              (2.16)          1.23           0.86          (1.09)          1.40
                                                              ------         ------         ------         ------         ------
        Total from investment operations                       (2.19)          1.17           1.11          (0.77)          1.69
                                                              ------         ------         ------         ------         ------
   Less distributions:
   Dividends from net investment income                           --          (0.01)         (0.27)         (0.32)         (0.29)
   Distributions from net realized gains                          --          (0.07)         (0.44)         (0.77)         (0.05)
                                                              ------         ------         ------         ------         ------
        Total distributions                                       --          (0.08)         (0.71)         (1.09)         (0.34)
                                                              ------         ------         ------         ------         ------
   Net asset value, end of period                             $ 9.70         $11.89         $10.80         $10.40         $12.26
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN1<F5>                                            (18.42%)        10.90%         10.88%         (7.01%)        15.56%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                    $3,929         $5,346         $6,336         $6,838         $6,815
   Ratio of net expense to average net assets:
   Before expense reimbursement                                3.70%          3.26%          2.65%          2.75%          2.96%
   After expense reimbursement                                 2.50%          2.46%          1.15%          1.15%          1.15%
   Ratio of net investment income
   to average net assets:
   Before expense reimbursement                               (1.50%)        (1.27%)         0.91%          1.11%          1.01%
   After expense reimbursement                                (0.29%)        (0.47%)         2.41%          2.71%          2.82%
   Portfolio turnover rate                                    88.32%        144.26%         94.73%        136.94%         98.37%

1<F5> The total return calculation does not reflect the 5.5% front end sales charge for Class A.

                     See notes to the financial statements.

REIT FUND
FINANCIAL HIGHLIGHTS

                                                                                                MARCH 1, 19991<F6>
                                                                YEAR ENDED OCTOBER 31,               THROUGH
                                                               2001                2000          OCTOBER 31, 1999
                                                             ---------------------------         ----------------
                                                             CLASS A             CLASS A             CLASS A
                                                             -------             -------             -------
PER SHARE DATA:
   Net asset value, beginning of period                       $10.64              $ 9.22              $10.00
   Income from investment operations:
   Net investment income5<F10>                                  0.45                0.49                0.30
   Net realized and unrealized
     gains (losses) on securities                               0.39                1.41               (0.82)
                                                              ------              ------              ------
        Total from investment operations                        0.84                1.90               (0.52)
                                                              ------              ------              ------
   Less distributions:
   Dividends from net investment income                        (0.50)              (0.41)              (0.26)
   Tax return of capital                                          --               (0.07)                 --
   Distributions from net realized gains                          --                  --                  --
                                                              ------              ------              ------
        Total distributions                                    (0.50)              (0.48)              (0.26)
                                                              ------              ------              ------
   Net asset value, end of period                             $10.98              $10.64               $9.22
                                                              ------              ------              ------
                                                              ------              ------              ------
TOTAL RETURN2<F7>                                              8.00%              21.24%              (5.32%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                    $3,563              $1,404                $817
   Ratio of net expense to average net assets:
   Before expense reimbursement                                6.43%               6.13%              12.71%4<F9>
   After expense reimbursement                                 2.50%               2.11%               1.15%4<F9>
   Ratio of net investment income
   to average net assets:
   Before expense reimbursement                                0.37%               0.89%              (6.20%)4<F9>
   After expense reimbursement                                 4.30%               4.91%               5.36%4<F9>
   Portfolio turnover rate                                    32.61%              15.17%               1.36%3<F8>

1<F6>     Commencement of operations.
2<F7> The total return calculation does not reflect the 5.5% front end sales charge for Class A.
3<F8>     Not annualized.
4<F9>     Annualized.
5<F10>    Calculated using average shares outstanding during the year.

                     See notes to the financial statements.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  NUMBER
 OF SHARES                                                             VALUE
 ---------                                                             -----
             COMMON STOCKS -- 42.97%*<F11>

             Automotive Parts
               & Equipment -- 1.42%*<F11>
     10,000  Noble International, Ltd.                              $   55,900
                                                                    ----------

             Consumer Products -- 1.78%*<F11>
      4,200  The Dial Corporation                                       70,056
                                                                    ----------

             Education -- 1.65%*<F11>
      1,700  ITT Educational
               Services, Inc. **<F12>                                   64,702
                                                                    ----------

             Electronics -- 1.83%*<F11>
      4,700  II-VI Incorporated **<F12>                                 71,722
                                                                    ----------

             Engineering Services -- 3.07%*<F11>
      1,000  EMCOR Group, Inc. **<F12>                                  39,120
        750  Fluor Corporation                                          27,915
      2,800  Foster Wheeler Ltd. **<F12>                                14,140
        600  Jacobs Engineering
               Group Inc. **<F12>                                       39,324
                                                                    ----------
                                                                       120,499
                                                                    ----------

             Entertainment &
               Leisure -- 6.47%*<F11>
      5,500  Anchor Gaming **<F12>                                     254,150
                                                                    ----------

             Financial Services -- 2.28%*<F11>
      1,700  American Capital
               Strategies, Ltd.                                         42,109
        650  Commerce Bancorp, Inc.                                     47,450
                                                                    ----------
                                                                        89,559
                                                                    ----------

             Industrial Products -- 2.63%*<F11>
      4,200  CLARCOR Inc.                                              103,320
                                                                    ----------

             Internet -- 0.83%
      2,300  SonicWALL, Inc. **<F12>                                    32,660
                                                                    ----------

             Medical -- 6.75%*<F11>
      1,500  ICN Pharmaceuticals, Inc.                                  36,315
      1,800  ICU Medical, Inc. **<F12>                                  79,182
      1,800  Ventana Medical
               Systems, Inc. **<F12>                                    38,142
      1,000  Wellpoint Health
               Networks Inc. **<F12>                                   111,590
                                                                    ----------
                                                                       265,229
                                                                    ----------

             Network Products -- 0.64%*<F11>
      6,300  Redback Networks Inc. **<F12>                              25,263
                                                                    ----------

             Oil Company -- 0.57%*<F11>
        900  Halliburton Company                                        22,221
                                                                    ----------

             Real Estate Investment
               Trusts -- 10.49%*<F11>
      4,000  AMB Property Corporation                                   97,240
      2,000  Avalonbay Communities, Inc.                                90,800
      3,700  SL Green Realty Corp.                                     110,334
      2,200  Simon Property Group, Inc.                                 60,500
      3,000  Thornburg Mortgage, Inc.                                   53,340
                                                                    ----------
                                                                       412,214
                                                                    ----------

             Telecommunications -- 1.22%*<F11>
      1,400  Centillium
               Communications, Inc. **<F12>                              7,896
      1,400  Marvell Technology
               Group Ltd. **<F12>                                       34,076
      1,400  Sonus Networks, Inc. **<F12>                                5,894
                                                                    ----------
                                                                        47,866
                                                                    ----------

             Waste Disposal -- 1.34%*<F11>
      1,100  Stericycle, Inc. **<F12>                                   52,800
                                                                    ----------
             TOTAL COMMON STOCKS
               (COST $1,710,691)                                     1,688,161
                                                                    ----------

 PRINCIPAL
  AMOUNT
 ---------
             SHORT-TERM
               INVESTMENTS -- 58.06%*<F11>

             U.S. Government -- 45.74%*<F11>
 $1,797,000  Federal Home Loan
               Bank, 2.16%, 11/01/2001                               1,797,000
                                                                    ----------

             Variable Rate Demand Notes#<F13> -- 12.32%*<F11>
    162,052  American Family Financial
               Services Inc., 2.05%                                    162,052
    161,138  Wisconsin Corporate Central
               Credit Union, 1.99%                                     161,138
    161,034  Wisconsin Electric Power
               Company, 2.05%                                          161,034
                                                                    ----------
                                                                       484,224
                                                                    ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $2,281,224)                                     2,281,224
                                                                    ----------
             TOTAL INVESTMENTS
               (COST $3,991,915)                                     3,969,385
                                                                    ----------
             LIABILITIES, LESS OTHER
               ASSETS -- (1.03%)*<F11>                                 (40,443)
                                                                    ----------
             TOTAL NET
               ASSETS -- 100.00%                                    $3,928,942
                                                                    ----------
                                                                    ----------

 *<F11>   Calculated as a percentage of net assets.
**<F12>   Non-income producing security.
 #<F13> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2001.

                     See notes to the financial statements.

REIT FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  NUMBER
OF SHARES                                                              VALUE
---------                                                              -----
            COMMON STOCKS -- 76.48%*<F14>

            Beverage, Food, & Tobacco -- 3.80%*<F14>
     1,500  Anheuser-Busch
              Companies, Inc.                                       $   62,490
     1,500  PepsiCo, Inc.                                               73,065
                                                                    ----------
                                                                       135,555
                                                                    ----------

            Chemicals -- 1.68%*<F14>
     1,500  E.I. Du Pont de Nemours
              and Company                                               59,985
                                                                    ----------

            Communications -- 1.23%*<F14>
     1,400  AOL Time Warner Inc. **<F15>                                43,694
                                                                    ----------

            Financial Services -- 1.53%*<F14>
     1,200  Citigroup Inc.                                              54,624
                                                                    ----------

            Healthcare REIT -- 1.38%*<F14>
     1,826  Healthcare Realty Trust, Inc.                               49,302
                                                                    ----------

            Industrial REITS -- 12.11%*<F14>
     2,000  AMB Property Corporation                                    48,620
     1,400  Alexandria Real Estate
              Equities, Inc.                                            56,280
     1,100  CenterPoint Properties Trust                                51,150
     1,800  Duke Realty Corporation                                     41,490
     2,125  EastGroup Properties, Inc.                                  44,413
     1,000  First Industrial Realty Trust, Inc.                         27,500
     1,710  PS Business Parks, Inc.                                     48,000
     1,050  Prentiss Properties Trust                                   26,670
     1,000  Public Storage, Inc.                                        32,890
        16  Public Storage, Inc. Class A                                   422
     1,900  Sovran Self Storage, Inc.                                   53,922
                                                                    ----------
                                                                       431,357
                                                                    ----------

            Marine Transport -- 0.37%*<F14>
       400  Knightsbridge Tankers Ltd.                                   6,632
       460  Nordic American Tanker
              Shipping Limited                                           6,417
                                                                    ----------
                                                                        13,049
                                                                    ----------

            Office REITS -- 7.12%*<F14>
     2,600  American Mortgage
              Acceptance Company                                        36,790
       450  Boston Properties, Inc.                                     15,907
     1,800  Brandywine Realty Trust                                     35,532
       700  CarrAmerica Realty
              Corporation                                               19,817
     4,400  Crescent Real Estate
              Equities Company                                          77,484
     1,200  Equity Office Properties Trust                              34,200
       720  Great Lakes REIT, Inc.                                      11,513
       750  SL Green Realty Corp.                                       22,365
                                                                    ----------
                                                                       253,608
                                                                    ----------

            Residential REITS -- 13.52%*<F14>
       200  Amli Residential Properties Trust                            4,666
     1,200  Apartment Investment
              & Management Company                                      50,364
     2,000  Archstone Communities Trust                                 48,400
     1,400  Avalonbay Communities, Inc.                                 63,560
     1,600  Chateau Communities, Inc.                                   50,400
     2,000  Equity Residential
              Properties Trust                                          51,900
     1,600  Home Properties of
              New York, Inc.                                            48,976
     3,785  Mid-America Apartment
              Communities, Inc.                                         93,036
     3,170  Pennsylvania Real Estate
              Investment Trust                                          70,215
                                                                    ----------
                                                                       481,517
                                                                    ----------

            Retail -- 4.24%*<F14>
     1,300  Costco Wholesale Corporation **<F15>                        49,179
     2,100  Lowe's Companies, Inc.                                      71,610
       600  Wal-Mart Sores, Inc.                                        30,840
     1,500  Walgreen Company                                            48,570
                                                                    ----------
                                                                       200,199
                                                                    ----------

            Retail REITS -- 24.06%*<F14>
     2,400  Acadia Realty Trust                                         14,976
     2,200  Captec Net Lease Realty, Inc.                               25,960
     1,000  Chelsea Property Group, Inc.                                44,800
     2,200  Commercial Net Lease Realty                                 28,534
     8,350  Cornerstone Realty
              Income Trust, Inc.                                        89,261
     1,900  Equity One, Inc.                                            22,800
       600  General Growth Properties, Inc.                             21,972
     2,000  Glimcher Realty Trust                                       32,680
     6,000  IRT Property Company                                        63,960
     5,400  JDN Realty Corporation                                      57,348
       375  Kramont Realty Trust                                         4,684
     3,500  New Plan Excel Realty Trust                                 62,230
     6,450  Ramco-Gershenson
              Properties Trust                                         105,006
       700  Simon Property Group, Inc.                                  19,250
     1,600  Sizeler Property Investors, Inc.                            14,432
     1,500  Taubman Centers, Inc.                                       20,190
     3,200  Urstadt Biddle Properties                                   28,000
     1,500  Vornado Realty Trust                                        58,800
     1,800  Washington Real Estate
              Investment Trust                                          43,470
       990  Weingarten Realty Investors                                 49,540
                                                                    ----------
                                                                       807,893
                                                                    ----------

            Specialty -- 5.44%*<F14>
     2,165  FBR Asset Investment
              Corporation                                               48,496
     1,600  Hospitality Properties Trust                                39,696
     2,000  Pinnacle Entertainment, Inc. **<F15>                        13,800
     3,325  Plum Creek Timber
              Company, Inc.                                             91,870
                                                                    ----------
                                                                       193,862
                                                                    ----------
            TOTAL COMMON STOCKS
              (COST $2,647,903)                                      2,724,645
                                                                    ----------

            LIMITED PARTNERSHIPS -- 1.89%*<F14>
     4,000  Heartland Partners L.P. **<F15>                             67,200
                                                                    ----------
            Total Limited Partnerships
              (Cost $74,681)                                            67,200
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
            SHORT-TERM
              INVESTMENTS -- 22.80%*<F14>

            U.S. Government -- 11.40%*<F14>
  $406,000  Federal Home Loan
              Bank, 2.16%, 11/01/2001                                  406,000
                                                                    ----------

            Variable Rate Demand Notes#<F16> -- 11.40%*<F14>
   140,835  American Family Financial
              Services Inc., 2.05%                                     140,835
   135,886  Wisconsin Corporate Central
              Credit Union, 1.99%                                      135,886
   129,680  Wisconsin Electric Power
              Company, 2.05%                                           129,680
                                                                    ----------
                                                                       406,401
                                                                    ----------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $812,401)                                          812,401
                                                                    ----------
            TOTAL INVESTMENTS
              (COST $3,534,985)                                      3,604,246
                                                                    ----------
            LIABILITIES, LESS OTHER
              ASSETS -- (1.17%)*<F14>                                  (41,576)
                                                                    ----------
            TOTAL NET
              ASSETS -- 100.00%                                     $3,562,670
                                                                    ----------
                                                                    ----------

 *<F14>   Calculated as a percentage of net assets
**<F15>   Non-income producing security.
 #<F16> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2001.

                     See notes to the financial statements.

REIT FUND
SCHEDULE OF OPTIONS WRITTEN
OCTOBER 31, 2001

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                     -----

CALL OPTIONS

       AOL Time Warner Inc.
   6      Expiration January 2002,
            Exercise Price $50.00                                      $    90
   8      Expiration April 2002,
            Exercise Price $35.00                                        2,880

       Anheuser-Busch Companies, Inc.
  15      Expiration January 2002,
            Exercise Price $45.00                                        1,350

       Citigroup, Inc.
   5      Expiration January 2002,
            Exercise Price $50.00                                          700
   5      Expiration March 2002,
            Exercise Price $55.00                                          475
   2      Expiration March 2002,
            Exercise Price $60.00                                           50

       Costco Wholesale Corporation
   5      Expiration April 2002,
            Exercise Price $42.50                                        1,400

       E.I. Du Pont de Nemours and Company
  15      Expiration January 2002,
            Exercise Price $45.00                                        1,200

       Lowe's Companies, Inc.
  15      Expiration January 2002,
            Exercise Price $40.00                                        1,200
   6      Expiration April 2002,
            Exercise Price $37.50                                        1,590

       PepsiCo, Inc.
  15      Expiration January 2002,
            Exercise Price $47.50                                        4,500

       Walgreen Company
   8      Expiration January 2002,
            Exercise Price $40.00                                           40
   7      Expiration April 2002,
            Exercise Price $37.50                                          770
                                                                       -------
       TOTAL CALL OPTIONS WRITTEN
         (Premiums received $22,402)                                    16,245
                                                                       -------

PUT OPTIONS

       AOL Time Warner Inc.
   6      Expiration January 2002,
            Exercise Price $40.00                                        5,040
   8      Expiration April 2002,
            Exercise Price $25.00                                        1,720

       Anheuser-Busch Companies, Inc.
  15      Expiration January 2002,
            Exercise Price $40.00                                        2,025

       Citigroup, Inc.
   5      Expiration January 2002,
            Exercise Price $45.00                                        1,400
   7      Expiration March 2002,
            Exercise Price $45.00                                        2,310

       Costco Wholesale Corporation
   8      Expiration January 2002,
            Exercise Price $37.50                                        2,080
   5      Expiration April 2002,
            Exercise Price $32.50                                        1,025

       E.I. Du Pont de Nemours and Company
  15      Expiration January 2002,
            Exercise Price $40.00                                        3,825

       Lowe's Companies, Inc.
  15      Expiration January 2002,
            Exercise Price $32.50                                        2,775
   6      Expiration April 2002,
            Exercise Price $27.50                                          750

       PepsiCo, Inc.
  15      Expiration January 2002,
            Exercise Price $42.50                                          750

       Wal-Mart Sores, Inc.
   6      Expiration January 2002,
            Exercise Price $50.00                                        1,470

       Walgreen Company
   8      Expiration January 2002,
            Exercise Price $32.50                                        1,520
   7      Expiration April 2002,
            Exercise Price $27.50                                          770
                                                                       -------

       TOTAL PUT OPTIONS WRITTEN
         (Premiums received $25,108)                                    27,460
                                                                       -------

       TOTAL OPTIONS WRITTEN
         (Premiums received $47,510)                                   $43,705
                                                                       -------
                                                                       -------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

1).  ORGANIZATION

The Jefferson Fund Group Trust (the "Trust") was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The series presently authorized are the Jefferson Growth & Income Fund (the "Growth & Income Fund") and the Jefferson REIT Fund (the "REIT Fund"), collectively known as (the "Funds").

The only series authorized at the commencement of operations was the Growth & Income Fund. The REIT Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The Trust is authorized to issue an unlimited number of shares without par value, of each series. The Trust has issued one class of shares of the Funds:
Class A. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuations -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees.

Because the REIT Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

b). Written Option Accounting -- The REIT Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the REIT Fund writes (sells) an option, an amount equal to the premium received by the REIT Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the REIT Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the REIT Fund enters into a closing purchase transaction, the REIT Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the REIT Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The REIT Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 5 for options written by the REIT Fund for the year ended October 31, 2001.

c). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intends to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the losses amounted to $469,220 for the Growth & Income Fund, which will expire between October 31, 2007 and October 31, 2008 and $460 for the REIT Fund, which will expire October 31, 2008.

Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,935 for the Growth & Income Fund and increased by $985 for the REIT Fund. Undistributed accumulated realized losses on investments has increased by $3,397 and decreased by $985 for the Growth & Income Fund and REIT Fund, respectively. Capital Stock has decreased by $16,332 for the Growth & Income Fund.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of REIT adjustments in the Growth & Income Fund and REIT Fund.

d). Income and Expenses -- The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder services fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

e). Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

A portion of the dividend income recorded by the REIT Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the REIT Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the REIT Fund based on estimates and information received by the REIT Fund from the REITs.

f). Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g). Other -- Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS

On January 6, 2000 the Board of Trustees voted to eliminate the Class B shares of the Jefferson Growth & Income Fund and the Jefferson REIT Fund. Thus effective the close of business on February 14, 2000, Class B shares were converted to Class A shares of each respective Fund. The shareholders did not pay the contingent deferred sales charge. Class B shareholders received shares of Class A based on their Class B balance.

Transactions in shares of the Funds were as follows:

GROWTH & INCOME FUND
                                                    CLASS A
                                ----------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                 OCTOBER 31, 2001           OCTOBER 31, 2000
                                ------------------         -------------------
                                AMOUNT       SHARES       AMOUNT        SHARES
                                ------       ------       ------        ------
  Shares sold                  $ 373,062     35,085     $ 1,339,967    124,861
  Shares issued to
    holders in reinvest-
    ment of dividends                 --         --          44,402      4,040
  Shares redeemed               (832,087)   (80,547)     (2,832,349)  (265,768)
                               ---------    -------     -----------   --------
  Net decrease                 $(459,025)   (45,462)    $(1,447,980)  (136,867)
                               ---------    -------     -----------   --------
                               ---------    -------     -----------   --------

                                                    CLASS B
                                ----------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                 OCTOBER 31, 2001           OCTOBER 31, 2000
                                ------------------         -------------------
                                AMOUNT       SHARES       AMOUNT        SHARES
                                ------       ------       ------        ------
  Shares sold                  $      --         --     $        --         --
  Shares issued to
    holders in reinvest-
    ment of dividends                 --         --           5,839        534
  Shares redeemed                     --         --      (1,201,683)  (112,800)
                               ---------    -------     -----------   --------
  Net decrease                 $      --         --     $(1,195,844)  (112,266)
                               ---------    -------     -----------   --------
                               ---------    -------     -----------   --------

On February 14, 2000 Class B Shareholders exchanged their shares for 100,204 shares of Class A, at a ratio of .99:1 shares. These shares are included above in Class A shares sold and in Class B shares redeemed. Class B was subsequently closed to new investors.

REIT FUND
                                                    CLASS A
                                ----------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                 OCTOBER 31, 2001           OCTOBER 31, 2000
                                ------------------         -------------------
                                AMOUNT       SHARES       AMOUNT        SHARES
                                ------       ------       ------        ------
  Shares sold                 $2,427,572    217,133     $   738,801     80,773
  Shares issued to
    holders in reinvest-
    ment of dividends             67,126      6,128          46,974      4,779
  Shares redeemed               (338,036)   (30,719)       (417,898)   (42,113)
                              ----------    -------     -----------   --------
  Net increase                $2,156,662    192,542     $   367,877     43,439
                              ----------    -------     -----------   --------
                              ----------    -------     -----------   --------

                                                    CLASS B
                                ----------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                 OCTOBER 31, 2001           OCTOBER 31, 2000
                                ------------------         -------------------
                                AMOUNT       SHARES       AMOUNT        SHARES
                                ------       ------       ------        ------
  Shares sold                 $       --         --     $    44,511      4,787
  Shares issued to
    holders in reinvest-
    ment of dividends                 --         --           5,190        563
  Shares redeemed                     --         --        (375,359)   (41,419)
                              ----------    -------     -----------   --------
  Net decrease                $       --         --     $  (325,658)   (36,069)
                              ----------    -------     -----------   --------
                              ----------    -------     -----------   --------

On February 14, 2000 Class B Shareholders exchanged their shares for 41,660 shares of Class A, at a ratio of 1.01:1 shares. These shares are included above in Class A shares sold and in Class B shares redeemed. Class B was subsequently closed to new investors.

4).  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Funds for the period ended October 31, 2001, were as follows:

                                             PURCHASES             SALES
                                             ---------             -----
GROWTH & INCOME FUND
   U.S. Government                           $       --          $       --
   Other                                      2,492,052           4,850,407

REIT FUND
   U.S. Government                           $       --          $       --
   Other                                      1,919,731             560,452

At October 31, 2001, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

GROWTH & INCOME FUND

   Appreciation                                                   $ 236,829
   (Depreciation)                                                  (259,359)
                                                                  ---------
   Net unrealized depreciation
     on investments                                               $ (22,530)
                                                                  ---------
                                                                  ---------

REIT FUND
   Appreciation                                                   $ 200,278
   (Depreciation)                                                  (127,212)
                                                                  ---------
   Net unrealized appreciation
     on investments                                               $  73,066
                                                                  ---------
                                                                  ---------

At October 31, 2001, the cost of investments for federal income tax purposes for the Growth & Income Fund and the REIT Fund were $3,991,915 and $3,503,568, respectively.

5).  OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended October 31, 2001, were as follows:

REIT FUND

CALL OPTIONS
                                                    PREMIUM           NUMBER
                                                     AMOUNT        OF CONTRACTS
                                                    -------        ------------
Call Options outstanding,
  beginning of period                                $     0              0
Call Options written                                  22,402            112
Call Options closed                                        0              0
Call Options exercised                                     0              0
Call Options expired                                       0              0
                                                     -------            ---
Call Options outstanding,
  end of period                                      $22,402            112

PUT OPTIONS
                                                    PREMIUM           NUMBER
                                                     AMOUNT        OF CONTRACTS
                                                    -------        ------------
Put Options outstanding,
  beginning of period                                $     0              0
Put Options written                                   25,108            126
Put  Options closed                                        0              0
Put Options exercised                                      0              0
Put Options expired                                        0              0
                                                     -------            ---
Put Options outstanding,
  end of period                                      $25,108            126

6).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

Uniplan, Inc. is the Investment Adviser and Jefferson Advisers, Inc. is the administrative and marketing agent for the Growth & Income Fund. Uniplan, Inc. was the investment adviser for the REIT Fund until May 31, 2001. Inland Investment Advisors became the investment advisor to the REIT Fund on June 1, 2001.

Pursuant to their Advisory Agreements with the Funds, the Advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Funds' daily net assets.

The Funds have adopted a plan providing that if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of average net assets for Class A, the Advisers may waive or may reimburse the Funds for the amount of such excess. Accordingly, for the year ended October 31, 2001, the Advisers have waived and reimbursed the Growth & Income Fund and REIT Fund $53,097 and $92,875, respectively.

The Trust has a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"). Prior to December 1, 2000, Adviser Dealer Services, Inc. was Distributor of the Trust. The Distributor has not received any front-end sales charges on Class A shares for the year ended October 31, 2001. Adviser Dealer Services, Inc. received $1,818 of front-end sales charges on Class A shares for the year ended October 31, 2001.

The Trust has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Trust to reimburse the Distributor for a portion of the costs incurred in distributing the Funds' Class A shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Class A shares. The Growth & Income Fund and REIT Fund incurred $11,044 and $5,899, respectively, in fees pursuant to the Plan for the year ended October 31, 2001.

Firstar Mutual Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. Firstar Bank, N.A. serves as Custodian for the Fund.

7).  SUBSEQUENT EVENTS

On December 11, 2001, the Trustees of The Jefferson Fund Group Trust voted to terminate the Jefferson Growth & Income Fund. In accordance with the requirements of the Trust Instrument, the decision to terminate the Growth & Income Fund will be submitted to the shareholders of the Growth & Income Fund for approval at a meeting to be held in late January 2002. The Trustees also approved the suspension of sales of shares of the Growth & Income Fund.

8).  RECENT FINANCIAL REPORTING
     PRONOUNCEMENT

In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds have adopted the Guide's provisions for the year ending October 31, 2001, and the adoption of the new guide did not have a significant effect on their recognition of income or gains and losses. Further, it did not affect the determination of either net asset values or total returns.

REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Trustees
The Jefferson Fund Group Trust:

We have audited the accompanying statement of assets and liabilities of the Jefferson Fund Group Trust (comprising, respectfully, the Jefferson Growth and Income Fund and the Jefferson REIT Fund), collectively referred to as the "Funds", including the schedules of investments and options sold as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented in the five-year period then ended for the Growth and Income Fund and the two years ended October 31, 2001 and the eight-month period ended October 31, 1999 for the REIT Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

On December 11, 2001, the Trustees of The Jefferson Fund Group Trust voted to terminate the Jefferson Growth and Income Fund subject to the approval of the shareholders. See note 7 to the financial statements for further information.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Jefferson Fund Group Trust as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented in the five-year period then ended for the Growth and Income Fund and the two years ended October 31, 2001 and the eight-month period ended October 31, 1999 for the REIT Fund, in conformity with accounting principles generally accepted in the United States of America.

                                                 /s/KPMG LLP

Chicago, Illinois
December 19, 2001

                              INVESTMENT ADVISERS
                                 Uniplan, Inc.
                            8112 West Bluemound Road
                                   Suite 101
                              Milwaukee, WI  53213
                                 (800) 216-9785

                        Inland Investment Advisors, Inc.
                             2901 Butterfield Road
                              Oak Brook, IL  60523
                                 (800) 216-9785

                            ADMINISTRATOR, TRANSFER
                         AGENT & DIVIDEND PAYING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI  53202

                                   CUSTODIAN
                               Firstar Bank N.A.
                            615 East Michigan Street
                               Milwaukee, WI  53202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601